INVESTMENTS - Summary of Company's Investments (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Investments, Debt and Equity Securities [Abstract]
Equity method investments	$ 161,702	$ 177,663	$ 431,984
Equity investments without readily determinable fair values	62,487	66,378	146,268
Equity investments with readily determinable fair values	876	7,037	1,843
Total investments	$ 225,065	$ 251,078	$ 580,095